UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported):  April 18, 2011

InspireMD, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-162168	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Menorat Hamor St. Tel Aviv, Israel	67448
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-3-6917691

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On April 18, 2011, InspireMD, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Gary and Jane Klopfer and Ronald A. Durando (together, the “Purchasers”).  Pursuant to the terms of the Securities Purchase Agreement, the Company issued and sold an aggregate of 283,334 shares of its common stock (the “Common Shares”) to the Purchasers at a price per share of $1.50, for an aggregate purchase price of $425,000, and warrants (the “Warrants”) to purchase 141,667 shares of the Company’s common stock at an exercise price of $1.80 per share (the sale and issuance of the Common Shares and Warrants are referred to as the “Private Placement”).

The Warrants are exercisable for a five year term. The Company is prohibited from effecting the exercise of any Warrant to the extent that as a result of such exercise the holder of the exercised Warrant beneficially owns more than 4.99% in the aggregate of the issued and outstanding shares of the Company’s common stock calculated immediately after giving effect to the issuance of shares of common stock upon the exercise of the Warrant. The Warrants contain provisions that protect their holders against dilution by adjustment of the exercise price in certain events such as stock dividends, stock splits and other similar events.  In addition, if (i) the volume-weighted average price of the Company’s common stock for 20 consecutive trading days is at least 250% of the exercise price of the Warrants; (ii) the 20-day average daily trading volume of the Company’s common stock has been at least 175,000 shares; (iii) a registration statement providing for the resale of the common stock issuable upon exercise of the Warrants is effective; and (iv) the holder of the Warrant is not in possession of any information that constitutes, or might constitute, material non-public information which was provided by the Company, then the Company may require each Purchaser to exercise all or a portion of its Warrant pursuant to the terms thereof within three business days following the delivery of a notice of acceleration. Any Warrant that is not exercised as aforesaid shall expire automatically at the end of such 3-day period.

Section 3 – Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities.

See Item 1.01 for a description of the terms of the Securities Purchase Agreement and the Company’s issuance of the Common Shares and Warrants to the Purchasers, which item is hereby incorporated by reference herein.  The Common Shares and Warrants sold in the Private Placement were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption from registration for transactions not involving a public offering under Section 4(2) of the Securities Act, and the safe harbors for sales under Section 4(2) provided by Regulation D promulgated pursuant to the Securities Act.

On April 18, 2011, the Company issued and sold 666,667 shares of its common stock at a price per share of $1.50 (the “Subsequent Closing Common Shares”) and warrants to purchase 333,333 shares of the Company’s common stock at an exercise price of $1.80 per share (the “Subsequent Closing Warrants”) to an accredited investor pursuant to that certain Securities Purchase Agreement, dated as of March 31, 2011, by and among the Company and certain accredited investors (the “Prior Securities Purchase Agreement”).  The Prior Securities Purchase Agreement is described in and attached as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2011 (the “Prior Form 8-K”).  The terms of the Subsequent Closing Warrants are described under Item 1.01 of the Prior Form 8-K and the form of Subsequent Closing Warrants is attached as Exhibit 10.6 to the Prior Form 8-K.  The Subsequent Closing Common Shares and Subsequent Closing Warrants sold pursuant to the Prior Securities Purchase Agreement were exempt from registration under the Securities Act pursuant to an exemption from registration for transactions not involving a public offering under Section 4(2) of the Securities Act, and the safe harbors for sales under Section 4(2) provided by Regulation D promulgated pursuant to the Securities Act.

On April 21, 2011, the Company issued and sold 33,333 shares of its common stock at a price per share of $1.50 (the “Hogeboom Common Shares”) and warrants to purchase 16,667 shares of the Company’s common stock at an exercise price of $1.80 per share (the “Hogeboom Warrants”) to Mr. Reinder Hogeboom.  The terms of the Hogeboom Warrants are identical to the terms of the Warrants described under Item 1.01 of this Current Report on Form 8-K.  The Hogeboom Common Shares and Hogeboom Warrants sold were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Regulation S under the Securities Act or under Section 4(2) of the Securities Act regarding transactions not involving a public offering.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibit
10.1	Securities Purchase Agreement, dated as of April 18, 2011, by and among InspireMD, Inc. and certain purchasers set forth therein
10.2	Form of Warrant
10.3
Securities Purchase Agreement, dated as of March 31, 2011, by and among InspireMD, Inc. and certain purchasers set forth therein (incorporated by reference to Exhibit 10.5 to InspireMD, Inc. Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2011)

10.4	Form of $1.80 Warrant (incorporated by reference to Exhibit 10.6 to InspireMD, Inc. Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIREMD, INC.

Date: April 21, 2011	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Description of Exhibit
10.1	Securities Purchase Agreement, dated as of April 18, 2011, by and among InspireMD, Inc. and certain purchasers set forth therein
10.2	Form of Warrant
10.3
Securities Purchase Agreement, dated as of March 31, 2011, by and among InspireMD, Inc. and certain purchasers set forth therein (incorporated by reference to Exhibit 10.5 to InspireMD, Inc. Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2011)

10.4	Form of $1.80 Warrant (incorporated by reference to Exhibit 10.6 to InspireMD, Inc. Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2011)